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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 2001, included in this Form 10-K for SCC Communications Corp, into the Company's previously filed Registration Statement File No. 333-63995.

                                          /s/ ARTHUR ANDERSEN LLP

Denver, Colorado
March 28, 2001